Exhibit 99
Joint Filer Information

Name:    Merrill Lynch & Co., Inc.

Address: 4 World Financial Center
         250 Vesey Street
         New York, NY  10080

Designated Filer: Merrill Lynch, Pierce, Fenner & Smith Incorporated

Issuer and Ticker Symbol:  Lodgian, Inc. (LDGIV)

Date of Event Requiring Statement:  June 16, 2003

Signature:

Merrill Lynch & Co., Inc.


/s/ Michael LaMaina                                            June 18, 2003
------------------------------------------------------
Michael LaMaina**
Attorney-in-Fact****

     ** Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a)


**** Executed pursuant to a Power of Attorney, dated November 17, 1995, a copy of which is attached hereto as Exhibit A.

Name and Address of Reporting Person:              Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                                   4 World Financial Center
                                                   250 Vesey Street
                                                   New York, NY 10080
Issuer and Ticker Symbol: Lodgian, Inc. (LDGIV)
Statement for: June 18, 2003

                              Exhibit A to Form 4

                               Power of Attorney

The undersigned, Merrill Lynch & Co., Inc. (the "Corporation"), a corporation duly organized under the laws of Delaware, with its principal place of business at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281 does hereby make, constitute and appoint Richard B. Alsop, Richard D. Kreuder, Andrea Lowenthal, Gregory T. Russo, or any individual from time to time elected or appointed as secretary or an assistant secretary of the Corporation, acting severally, each of whose address is Merrill Lynch & Co., Inc., World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281, as its true and lawful attorneys-in-fact, for it and in its name, place and stead (i) to execute on behalf of the Corporation and cause to be filed and/or delivered, as required under Section 13(d) of the Securities Exchange Act of 1934 (the "Act") and the regulations thereunder, any number, as appropriate, of original, copies, or electronic filings of the Securities and Exchange Commission Schedule 13D or Schedule 13G Beneficial Ownership Reports (together with any amendments and joint filing agreements under Rule 13d-1(f)(1) of the Act, as may be required thereto) to be filed and/or delivered with respect to any equity security (as defined in Rule 13d-1(d) under the Act) beneficially owned by the undersigned and which must be reported by the undersigned pursuant to Section 13(d) of the Act and the regulations thereunder, (ii) to execute on behalf of the Corporation and cause to be filed and/or delivered, any number, as appropriate, of original, copies or electronic filings of any forms (including without limitation), Securities and Exchange Commission Forms 3, 4 and 5) required to be filed pursuant to
Section 16(a) of the Act and the regulations thereunder, and (iii) generally to take such other actions and perform such other things necessary to effectuate the foregoing as fully in a all respects as if the undersigned could do if personally present. This Power of Attorney shall remain in effect until revoked, in writing, by the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, this 17th day of November 1995.



                                  MERRILL LYNCH & CO., INC.


                                  By:  /s/ David H. Komansky
                                       -----------------------------------
                                  Name:   David H. Komansky
                                  Title:  President and Chief Operating Officer

Name and Address of Reporting Person:              Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                                   4 World Financial Center
                                                   250 Vesey Street
                                                   New York, NY 10080
Issuer and Ticker Symbol: Lodgian, Inc. (LDGIV)
Statement for: June 18, 2003



                              Exhibit B to Form 4

                               Power of Attorney

The undersigned, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Corporation"), a corporation duly organized under the laws of Delaware, with its principal place of business at World Financial Center, North Tower, 2560 Vesey Street, New York, New York 10281 does hereby make, constitute and appoint Richard B. Alsop, Richard D. Kreuder, Andrea Lowenthal, Gregory T. Russo, or any individual from time to time elected or appointed as secretary or an assistant secretary of the Corporation, acting severally, each of whose address is Merrill Lynch & Co., Inc., World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281, as its true and lawful attorneys-in-fact, for it and in its name, place and stead (i) to execute on behalf of the Corporation and cause to be filed and/or delivered, as required under Section 13(d) of the Securities Exchange Act of 1934 (the "Act") and the regulations thereunder, any number, as appropriate, of original, copies, or electronic filings of the Securities and Exchange Commission Schedule 13D or
Schedule 13G Beneficial Ownership Reports (together with any amendments and joint filing agreements under Rule 13d-1(f)(1) of the Act, as may be required thereto) to be filed and/or delivered with respect to any equity security (as defined in Rule 13d-1(d) under the Act) beneficially owned by the undersigned and which must be reported by the undersigned pursuant to Section 13(d) of the Act and the regulations thereunder, (ii) to execute on behalf of the Corporation and cause to be filed and/or delivered, any number, as appropriate, of original, copies or electronic filings of any forms (including without limitation), Securities and Exchange Commission Forms 3, 4 and 5) required to be filed pursuant to Section 16(a) of the Act and the regulations thereunder, and (iii) generally to take such other actions and perform such other things necessary to effectuate the foregoing as fully in a all respects as if the undersigned could do if personally present. This Power of Attorney shall remain in effect until revoked, in writing, by the undersigned.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, this 25th day of February 1995.



                                MERRILL LYNCH, PIERCE, FENNER & SMITH
                                            INCORPORATED


                                By:  /s/ David H. Komansky
                                     -----------------------------------
                                Name:   David H. Komansky
                                Title:  President and Chief Operating Officer



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